DRIVE FOR PROFITABLE GROWTH Investor Day October 30, 2013

TOP 30 / TOP 5
Today’s Presentation
- Glenn Dong, Vice President and Treasurer
- Jeff Edwards, Chairman and Chief Executive Officer
- Keith Stephenson, Executive Vice President and Chief Operating Officer
- Allen Campbell, Executive Vice President and Chief Financial Officer
•
Welcome and Introductions
•
Cooper Standard Overview and Strategic Direction
•
Avenues for Growth
•
Financial Overview and Guidance

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Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications.
These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,”
“forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.  Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit; the effectiveness of our lean manufacturing and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability attract and retain key personnel; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio;
environmental and other regulations; legal proceedings or commercial and contractual disputes that we may be involved in; the possible volatility of our annual effective tax rate; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; our underfunded pension plans; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and operating and financial restrictions imposed on us by our bond indentures and credit agreement.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jeff Edwards Chairman and Chief Executive Officer 5

Allen Campbell
Executive Vice President
& CFO
Presenting Team and Regional Presidents
Keith Stephenson
Executive Vice President
& COO
Song Min Lee
President, Asia Pacific
Fernando de Miguel
President, Europe
Bill Pumphrey
President, North America
Jeff Edwards
Chairman and CEO
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Corporate Vice Presidents in Attendance
Helen T Yantz
Vice President &
Corporate Controller
Glenn Dong
Vice President & Treasurer
Sharon Wenzl
Vice President, Corporate
Communications
Tim Hefferon
Vice President & General
Counsel

Company Snapshot
1
Automotive News
2
Does not include approximately $400 M in unconsolidated JV revenue
Product Business Units:
Sealing & Trim
Fuel & Brake Delivery
Fluid Transfer
Thermal & Emissions
Anti-Vibration

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Headquarters: Novi, MI
Established: 1960
Employees: 22,000
Global Suppliers: Rank 69
1
Global Footprint: 75+ in 19 Countries
7 Design / Engineering Centers
Equity Ticker: NYSE: CPS
Financial: 2012 revenue: $2.88B
2
2013 E revenue: $3,050 - $3,075M
Customers: 81% Direct OEM
19% Tiers / Other

9
Cooper Standard’s Journey
2004
Divestment
2005 – 2008
Expansion
2008 – 2011
Survival
2011 - 2013
Recovery
2014 and Beyond
Growth
Divested from Cooper Tire & Rubber Company
SEC Registrant
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Cooper Standard’s Journey
2004
Divestment
2005 – 2008
Expansion
2008 – 2011
Survival
2011 - 2013
Recovery
2014 and Beyond
Growth
Strategic Acquisitions:
• Metzeler Automotive Profiles - Sealing
• ITT - Fluid Handling
• ACH - Fuel Rail
• Gates Corp. Automotive - Fluid Transfer Systems

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Cooper Standard’s Journey
Global economic / auto industry downturn
Managed for near-term
Downsized engineering & overhead
Tempered capital spending
Restructured debt
2004
Divestment
2005 – 2008
Expansion
2008 – 2011
Survival
2011 - 2013
Recovery
2014 and Beyond
Growth

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Cooper Standard’s Journey
2004
Divestment
2005 – 2008
Expansion
2008 – 2011
Survival
2011 - 2013
Recovery
2014 and Beyond
Growth
Rebuilding capabilities and adding management talent
Expanding in Romania, Brazil, India and Thailand
Entering Serbia and Restructuring European Footprint
Rebuilding and re-staffing plants and functions
Investing in IT infrastructure

Cooper Standard’s Journey
2004
Divestment
2005 – 2008
Expansion
2008 – 2011
Survival
2011 - 2013
Recovery
2014 and Beyond
Growth
Focusing business for profitable growth
Tripling our investment in innovation
Creating world-class manufacturing operations
Growing Asia and other expanding markets
Doubling the size of the Company by 2020
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Extensive Product Portfolio
*Global Market Share Booz & Company
Static Systems
Glass Run
Channels
Waist belts
Encapsulation
Day Light Systems
Dynamic Systems
On Body Seals
On Door Seals
Convertible
Occupant
Detection
Systems (ODS)
Trim Systems
Appliqués
Bright trim
Garnish moldings
Decorative
interior trim
Specialty Elastomer
#1
Globally
Fuel Lines
Brake Lines
Bundles
Fuel Rails
Tank Lines
#2
Globally
North
American
Leader
Fluid Delivery
Hoses
Sensors
Connectors
Quick-Connects
Engine Tubes
Transmission Oil
Cooler (TOC)
TOC Lines
TOC Modules
AC Lines / Bundles
Power Management
Power Steering
Lines
Convertible Lines
Cabin Tilt Lines
Sealing & Trim
Systems
17%*
Fuel & Brake Delivery
Systems
11%*
Fluid Transfer
Systems
5%*
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Revenue is Growing
$1,945.3
Global Sales

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$2,414.1
$2,853.5 $2,880.9
$3,050 –
$3,075
$98.3
$282.3
$312.2
$409.7
$435 – $450
Non-Consolidated JVs
CS Sales
2009 2010 2011 2012 2013 E
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000

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Sales are Diversifying
includes non-consolidated JV sales
2004
Sales
2012
Sales
Ford GM
Chrysler
37% 22% 16% 5% 3% 10%
24% 18% 12% 4% 7% 6% 13%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

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Global Automotive Industry Growth
Source: IHS
Global volume
to exceed
105 million
vehicles by
2020
•
China: greatest global growth from 2015 – 2020;  positioned to be #1 light vehicle market +30 million vehicles
•
India: poised to produce more than 5 million vehicles by 2020
•
Continued strong growth of other developing countries:
Indonesia, Thailand, Mexico, Turkey and Argentina
•
Europe: to recover in 2015 – 2017
•
North America: modest growth aided by global vehicle platforms
•
Top 10 global platforms expected to account for about 20% of world volume

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Cooper Standard Products Well Represented
on Global Platforms 2013
#6 GM
Tahoe/Yukon/
Escalade
#2 Ford
Explorer
#19 Ford
Fusion/Mondeo/MKZ
#1 Ford
F-150
#5 GM
LaCrosse / Malibu
#8 Chrysler
200 Mid - Size CUV
#16 Chrysler
Dodge
Challenger/Charger
#7 PSA
Picasso/C3
#15 Fiat
Giulietta / Dart
#3 Ford
Fiesta / Fusion
#4 Ford
Focus/Escape
#11 GM
Cruze/Volt/Astra
#9 Chrysler
Ram
#13 Volvo
S60/V70
#10 PSA
408 / C4
#20 Chrysler
Jeep Wrangler
#17 VW
Jetta
#18 Chrysler
Town &Country/
Dodge Caravan
#14 Ford
F-Series Super Duty
#12 GM
Silverado/Sierra
Denotes Global Platform
Cooper Standard Products are Consistently on the Top Selling Global Platforms
*While the Volvo models on this platform are not global, the platform when viewed in total is (includes Ford, Mazda, Tata, and Geely models)

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Sealing & Trim Systems Fluid Transfer Systems Fuel & Brake Systems
2020E 2012 2020E 2012
2020E 2012
% represents compound annual growth rate
The Cooper Standard Vision
Growth platforms 2012-2020:
Drive for Profitable Growth
Top 30 - Top 5 *
*Non-consolidated sales
$1.8B
$0.4B
$0.6B
>10%

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Cooper Standard is Aligned with and
Well-Positioned to Capitalize on Industry Trends
2. Long-term Growth in Emerging Markets
4. Trend Toward Global Platforms
3. North America and Europe Market Recovery
1. Capture China Growth
5. Innovation
Avenues for Profitable Growth
6. Capture Strategic M&A Opportunities

21 Keith Stephenson Executive Vice President and Chief Operating Officer

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Avenues for Profitable Growth:
Long-term Growth in Emerging Markets
Brazil India China
Production  (million)
Source: September 2013 IHS volumes
3.2
3.9
4.6
CAGR: 4.0%
3.2
4.5
6.7
CAGR: 7.7%
30.0
14.7
24.2
CAGR: 7.4%

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Avenues for Profitable Growth:
North America and Europe Market Recovery
North America
Production  (million)
Source: September 2013 IHS volumes
11.9
17.4
18.2
CAGR: 4.3%
19.0
20.4
23.2
CAGR: 1.9%
Europe

24 TOP 30 / TOP 5 Global Footprint Evolution 2008

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Global Footprint Evolution
2013
Expansion
•
Opened two new plants in Brazil
•
Added two plants in NA via
acquisition
•
Launching new JV plant in Mexico
Consolidation
•
Closed Bowling Green, OH plant
Expansion
•
Established plant in Romania
•
Expanded Poland facilities
•
Opening Serbia plant 1Q 2014
Consolidation
•
Closed plants in France, Spain and
Belgium
Expansion
•
Added plant in China via acquisition
•
Added plant in Thailand via JV
•
Opening two facilities in India
•
Expanding two plants in China
Consolidation
•
Downsizing in Korea
Asia Europe
Americas

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•
Industry leading line-up of sealing products
–
Alternative materials for weight reduction and
recyclability
•
Value added trim, encapsulation and SafeSeal™
technology
–
Enhanced appearance, safety and increased
content per vehicle
•
Complete range of fluid transfer systems
Introduction of alternative materials
New generation of coatings and connectors
to improve product life
Development of smart systems
Avenues for Profitable Growth:
New Technology and Product Development

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Innovation is a Core Capability:
–
Internal and external idea generation
–
Detailed gate review designed for “Fast-to-Fail / Fast-to-Win”
–
Formal go-to-market plans
Cooper Standard’s Unique Innovation Process is a Key Differentiator
Avenues for Profitable Growth:
New Technology and Product Development
Established separate organization dedicated to “skip-generation”
technologies/products; radical change
Global team of product / materials / process innovators
Structured process designed for deep and quick investigation, development & commercialization

Avenues for Profitable Growth:
Disciplined M&A Strategy Drives In-Organic Growth
• Demonstrated competency with integrating into Cooper Standard and realizing synergies
M&A Process Tied to Company Strategy
• Constantly identifying and evaluating opportunities to accelerate strategy

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Building Worldwide Capabilities
Program Management
Global launch process
Product Engineering
Standardizing product specifications / launching low cost engineering center
Innovation Management
Developing “skip generation” technology
Purchasing
Effectively leveraging scale
IT Systems
IT / business systems (SAP, PLM and HRIS)
Best Business Practices
Global operating system and standardization

30 Allen Campbell Executive Vice President and Chief Financial Officer

31 TOP 30 / TOP 5 Source: IHS AutoInsight Global Light Vehicle Sales Outlook By Region 0 20 40 60 80 100 Others BRIC Japan/ Korea Western Europe US 81.9 15.6 million in 2020 16.7 million in 2020 106.7

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Market Dynamics
Prospects for North American Output
Source:  IHS Automotive Light Vehicle Production Forecast
11 years
15.8
17.2
15.1
8.6
15.4
5 years
0
4
8
12
16
20
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Others
German 3
Asian 4
Fiat
Ford
GM

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Year-to-Date 2013 Performance
Note: Numbers subject to rounding
$ USD Millions, except EPS / %
Year-to-Date
2012 2013
Sales $2,183.8 $2,296.3
Gross Profit 339.2 367.6
% Margin 15.5% 16.0%
SGA 206.4 220.8
Operating Profit 105.4 127.5
% Margin 4.8% 5.6%
Net Income $   110.3 $     66.3
Adjusted EBITDA 227.1 228.7
% Margin 10.4% 10.0%

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Year-to-Date 2013 Revenue Up 5.2%
$ USD Millions
Note: Numbers
subject to rounding
$302
$335
$132
$146
$170
$189
Unconsolidated JV Revenue
$2,184
$1,139
$781
$107
$156
$2,296
$1,192
$806
$139
$160
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Consolidated North America Europe South America Asia Pacific
2012 YTD Cooper Standard Revenue
2013 YTD Cooper Standard Revenue

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Cash Flow and Liquidity as of September 30, 2013
Liquidity
Cash Balance as of Sep 30, 2013
ABL Revolver
Letters of Credit
Total Liquidity
Note: Numbers subject to rounding
$ 119.2
150.0
(26.4)
$ 242.8
($ USD Millions)

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Capital Structure as of September 30, 2013
(1) Before OID and underwriting fees
Cash & equivalents $119.2
Total Debt
Capital leases & other 33.0
Revolving Credit Facility -
Total Secured Debt 33.0
Senior Unsecured Notes 450.0
Holdco PIK Toggle Notes
(1)
200.0
Total Debt 683.0
Convertible Preferred Stock 103.6
Equity 496.7
Total Capitalization $ 1,402.5

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2013 Guidance
Key Assumptions:
North American production 16.2 million
Europe (including Russia) production  19.0 million
Average full year exchange rate  $1.32/Euro
$3,050 -
$3,075
$ USD Millions $ USD Millions
$ USD Millions $ USD Millions
*Guidance
Capital Expenditures Cash Restructuring
Cash Taxes
Revenues
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
2009A
2010A
2011A
2012A
2013*
$1,945
$2,414
$2,854
$2,881
$46
$77
$108
$131
$180-$190
$43
$19
$27
$43
$20-$25
($1)
$11
$21
$18
$5-$10

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Investment Highlights
NYSE: CPS
Advantaged global footprint and
strong track record of
operating performance
Free cash flow supports
investment in expansion,
innovation, M&A
Long-standing customer
relationships
Significant growth available by
product, customer, geography
Superior innovation and
engineering capabilities
Management team focused on
profitable growth
Drive for Profitable Growth
Top 30 - Top 5

39 Appendix

TOP 30 / TOP 5
EBITDA and Adjusted EBITDA Reconciliation – 2009
2009
Net Loss $(356.1)
Income tax benefit (55.7)
EBITDA $(233.7)
Restructuring 32.4
Adjusted EBITDA $ 176.5
Interest expense, net of interest income 64.3
Depreciation and amortization 113.8
Bond repurchase
(9.1)
Foreign exchange gains (4.0)
Reorganization / Fresh Start/ Impairment
EBITDA excl. Reorg & Impairment 147.2
380.9
Reorganization related fees
7.7
Other
0.9
Stock based compensation 1.4
($ USD Millions)

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EBITDA and Adjusted EBITDA Reconciliation – 2010 and 2011
2010 2011
Net income $ 320.3 $ 102.8
Income tax expense
45.0
EBITDA $ 537.2
$ 288.2
Restructuring 6.4 32.3
Adjusted EBITDA $ 276.5 $ 324.1
20.8
Interest expense, net of interest income
69.5
40.5
Depreciation and amortization
102.4 124.1
Stock based compensation
6.6
Other / foreign exchange
21.6
10.8
(7.9)
Reorganization / Fresh Start --
Inventory write-up 8.1 0.7
EBITDA excl. Reorganization
288.2 233.8
(303.4)
($ USD Millions)

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EBITDA and Adjusted EBITDA Reconciliation – 2012
($ USD Millions)
(1) Includes cash and non-cash restructuring.
(2)
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
Note: Numbers subject to rounding
Three Months Ended
Twelve
Months
Ended
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Dec 31,
2012
Net income (loss) $    23.8 $    77.3 $    11.6 $       (9.9) $    102.8
Income tax expense (benefit) 8.1 (46.2) 5.4 1.2 (31.5)
Interest expense, net of interest income 11.2 10.8 11.3 11.5 44.8
Depreciation and amortization 31.6 30.5 29.1 31.5 122.7
EBITDA $    74.7 $    72.4 $    57.4 $      34.3 $    238.8
Restructuring
(1)
6.1 (0.5) 10.2 13.0 28.8
Noncontrolling interest restructuring
(2)
(0.3) - (0.2) (2.5) (3.0)
Stock-based compensation
(3)
2.7 2.2 2.4 2.5 9.8
Impairment charges
(4)
- - - 10.1 10.1
Payment to former CEO and transition cost
(5)
- - - 11.5 11.5
Noncontrolling deferred tax valuation reversal
(6)
- - - 2.0 2.0
Adjusted EBITDA $    83.2 $    74.1 $    69.8 $      70.9 $    298.0
Sales 765.3 734.5 684.0 697.1 2,880.9
Adjusted EBITDA as a percent of Sales 10.9% 10.1% 10.2% 10.2% 10.3%
Proportionate share of restructuring costs related to FMEA joint venture.

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Net Leverage Ratio and Adj. EBITDA % Margin
as of September 30, 2013
($ USD Millions)
(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4) Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5) Executive compensation for retired CEO and costs related to search for new CEO
(6) Noncontrolling interest deferred tax valuation reversal
(7) Write-up of inventory to fair value for the Jyco acquisition
(8) Costs incurred in relation to the Jyco acquisition
Three Months Ended
Twelve Months
Ended
Dec 31, 2012 Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 Sep 30, 2013
Net income (loss) $         (9.9) $        20.7 $        27.4 $        20.6 $        58.8
Income tax expense 1.2 7.9 12.2 4.5 25.8
Interest expense, net of interest income 11.5 11.2 13.6 15.2 51.5
Depreciation and amortization 31.5 29.8 28.2 25.2 114.7
EBITDA $        34.3 $        69.6 $        81.4 $        65.5 $       250.8
Restructuring 13.0 4.8 1.0 1.9 20.7
Noncontrolling interest restructuring (2.5) (0.7) (0.1) - (3.3)
Stock-based compensation 2.5 2.7 0.5 1.1 6.8
Impairment charges 10.1 - - - 10.1
Payment to former CEO and transition cost 11.5 - - - 11.5
2.0 - - - 2.0
Inventory write-up - - - 0.3 0.3
Acquisition costs - - - 0.7 0.7
Other - 0.3 (0.3) - -
Adjusted EBITDA $        70.9 $        76.7 $        82.5 $        69.5 $       299.6
Net Leverage
Debt payable within one year 30.3
Long-term debt 649.0
Less: cash and cash equivalents (119.2)
Net Leverage $       560.1
Net Leverage Ratio 1.9
Sales $       697.1 $       747.6 $       784.7 $       764.1 $    2,993.5
Adjusted EBITDA as a percent of Sales 10.2% 10.3% 10.5% 9.1% 10.0%
Note: Numbers subject to rounding
(1)
(2)
(3)
(4)
(5)
(7)
(8)
Noncontrolling deferred tax valuation reversal
(6)

TOP 30 / TOP 5
LTM EBITDA and Adjusted EBITDA Reconciliation
as of September 30, 2012
Note: Numbers subject to rounding
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
(4) Costs related to corporate development activities.
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Dec 31,
2011
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Sep 30,
2012
Net income $    23.2 $    23.8 $    77.3 $      11.6 $    135.9
Income tax expense (benefit) (6.0) 8.1 (46.2) 5.4 (38.7)
Interest expense, net of interest income 10.3 11.2 10.8 11.3 43.6
Depreciation and amortization 32.1 31.6 30.5 29.1 123.3
EBITDA $    59.6 $    74.7 $    72.4 $      57.4 $    264.1
Restructuring
(1)
4.1 6.1 (0.5) 10.2 19.9
Noncontrolling interest restructuring
(2)
(0.9) (0.3) - (0.2) (1.4)
Stock-based compensation
(3)
2.5 2.7 2.2 2.4 9.8
Other
(4)
1.3 - - - 1.3
Adjusted EBITDA $    66.6 $    83.2 $    74.1 $      69.8 $    293.7
Sales $    695.7 $    765.3 $    734.5 $      684.0 $   2,879.5
Adjusted EBITDA as a percent of Sales 10.2%

TOP 30 / TOP 5
EBITDA and Adjusted EBITDA –
Nine Months Ended September 30, 2013
Note: Numbers subject to rounding
(1) Includes noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
(4) Write-up of inventory to fair value for the Jyco acquisition
(5) Costs incurred in relation to the Jyco acquisition
($ USD Millions) Three Months Ended
Nine Months
Ended
Mar 31,  Jun 31,  Sep 30,  Sep 30,
2013 2013 2013 2013
Net income $        20.7 $        27.4 $          20.6 $              68.7
Income tax expense 7.9 12.2 4.5 24.6
Interest expense, net of interest income 11.2 13.6 15.2 40.0
Depreciation and amortization 29.8 28.2 25.2 83.2
EBITDA $        69.6 $          65.5 $            216.5
Restructuring
(1)
4.8 1.0 1.9 7.7
Noncontrolling interest restructuring
(2)
(0.7) (0.1) - (0.8)
Stock-based compensation
(3)
2.7 0.5 1.1 4.3
Inventory write- up
(4)
- - 0.3 0.3
Acquisition costs
(5)
- - 0.7 0.7
Others 0.3 (0.3) - -
Adjusted EBITDA
$        76.7
$        82.5 $          69.5 $            228.7
Sales 747.6 784.7 764.1 2,296.3
Adjusted EBITDA as a percent of Sales 10.3% 10.5% 9.1% 10.0%
$        81.4

TOP 30 / TOP 5
EBITDA and Adjusted EBITDA –
Nine Months Ended September 30, 2012
Note: Numbers subject to rounding
(1) Includes cash and noncash restructuring.
(2) Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3) Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company’s 2010 reorganization.
($ USD Millions) Three Months Ended
Nine Months
Ended
Mar 31,  Jun 31,  Sep 30,  Sep 30,
2012 2012 2012 2012
Net income $     23.8 $        77.3 $     11.6 $            112.7
Income tax expense (benefit) 8.1 (46.2) 5.4 (32.8)
Interest expense, net of interest income 11.2 10.8 11.3 33.3
Depreciation and amortization 31.6 30.5 29.1 91.2
EBITDA 74.7 72.4 57.4 204.4
Restructuring
(1)
6.1 (0.5) 10.2 15.8
Noncontrolling interest restructuring
(2)
(0.3) - (0.2) (0.5)
Stock-based compensation
(3)
2.7 2.2 2.4 7.4
Adjusted EBITDA $     83.2 $        74.1 $       69.8 $           227.1
Sales $   765.3 $      734.5 $   684.0 $         2,183.8
Adjusted EBITDA as a percent of Sales 10.9% 10.1% 10.2% 10.4%